UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 19, 2018
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P.O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2018, the Board of Directors of Kimberly-Clark Corporation (the “Corporation”) elected Michael D. Hsu, 54, the Corporation’s President and Chief Operating Officer, to succeed Thomas J. Falk as Chief Executive Officer, effective January 1, 2019. Mr. Hsu will continue to serve as a member of the Board.

Mr. Hsu has served as the Corporation’s President and Chief Operating Officer and a member of the Board since January 2017, and is responsible for the day-to-day operations of the Corporation’s business units, along with its global innovation, marketing and supply chain functions. He served as Group President, K-C North America from 2013 to 2016, where he was responsible for the Corporation’s consumer business in North America, as well as leading the development of new business strategies for global nonwovens. From 2012 to 2013, his title was Group President, North America Consumer Products. Prior to joining Kimberly-Clark, Mr. Hsu served as Executive Vice President and Chief Commercial Officer of Kraft Foods, Inc., a North American grocery manufacturing and processing conglomerate, from January 2012 to July 2012, as President of Sales, Customer Marketing and Logistics from 2010 to 2012 and as President of its grocery business unit from 2008 to 2010. Prior to that, Mr. Hsu served as President and Chief Operating Officer, Foodservice at H. J. Heinz Company.

On October 19, 2018, the Board also appointed Mr. Falk, 60, the Corporation’s current Chairman of the Board and Chief Executive Officer, to serve as Executive Chairman of the Board, effective January 1, 2019. Mr. Falk has served as the Chairman of the Board and Chief Executive Officer since 2003 and was elected President and Chief Executive Officer in 2002.

The Corporation will report any compensation arrangements related to the transition after determination by the Management Development and Compensation Committee of the Board.

A copy of the press release announcing these organizational changes is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No. 99.1. Press release issued by Kimberly-Clark Corporation on October 22, 2018 regarding organizational changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	October 22, 2018	By:	/s/ Grant B. McGee
Grant B. McGee Vice President and Secretary